UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2014

NEW YORK COMMUNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

615 Merrick Avenue, Westbury, New York 11590
 (Address of principal executive offices)

(516) 683-4100
(Registrant's telephone number, including area code)

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)	On May 1, 2014, New York Community Bancorp, Inc. (the “Company”) issued a press release announcing that Spiros J. Voutsinas, a director of the Company and its primary subsidiaries, New York Community Bank and New York Commercial Bank, and President and Chief Executive Officer of the Commercial Bank’s Atlantic Bank Division, passed away on April 26, 2014.

Mr. Voutsinas was a nominee for re-election to the Board of Directors of the Company at the Annual Meeting of Shareholders to be held on June 4, 2014.

The press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Attached as Exhibit 99.1 is the press release issued by the Company on May 1, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 1, 2014	NEW YORK COMMUNITY BANCORP, INC.

/s/ Ilene A. Angarola
Ilene A. Angarola
Executive Vice President
and Director, Investor Relations

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press release issued by the Company on May 1, 2014.